EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Sun New Media, Inc. (the “Company”) on Form 10-QSB for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Zongyang Li, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ John Zongyang Li
John Zongyang Li,
Co-Chief Executive Officer and Director
Date: February 21, 2006